EXHIBIT 10C

                      AMENDED AND RESTATED PROMISSORY NOTE


     This Amendment to Promissory Note (this "Amendment"), is dated September , 1996, by and between Smith-Midland Corporation, a Virginia corporation; ET. AL. (the "Borrower"), and RIGGS BANK N.A. ("Lender").

                                 R E C I T A L S

     This Amendment is made with reference to the following facts:

     A. The Borrower is indebted to Lender, which indebtedness is evidenced by that certain Promissory Note dated July 22, 1996 in the original principal amount of Six Hundred Thousand and No/100 Dollars ($600,000) (the "Loan"), executed by Borrower, as maker, and payable to the order of Lender (the "Note"); and

     B. The indebtedness represented by the Note is secured by, among other things, all that collateral as more fully described in that certain Commercial Security Agreement by and between Borrower and Lender dated July 22, 1996 (the "Security Agreement"); and

     C. Advances of monies under the Loan are governed by the terms and conditions of that certain Business Loan Agreement (the "Loan Agreement), dated July 22, 1996, between Borrower and Lender.

     NOW, THEREFORE, in consideration of the foregoing, Borrower and Lender hereby agree as follows:

     1. The principal sum available under the Note is hereby increased by Two Hundred Thousand Dollars ($200,000) from the current principal amount of Six Hundred Thousand Dollars ($600,000) to Eight Hundred Thousand Dollars and No/100 ($800,000).

     2. An executed copy of this Amendment shall be affixed to the Note in such a manner so as to become an integral part thereof.

     3. All of the terms, covenants and conditions of the Note shall continue in full force and effect as modified herein and are lawful and binding obligations of the Borrower. This Amendment is not intended to be, and shall not constitute, a substitution or novation of the Note or of any of the instruments securing the repayment of the Note, including the Security Agreement and the Pledge
Agreements. The Borrower expressly acknowledges that the Note, as amended hereby, shall continue to be secured by the Security Agreement and by the Pledge Agreements.

     4. Borrower hereby reaffirms the Note as amended hereby and agree that in all respects except as explicitly modified by the terms of this Amendment that the Note shall remain in full force and effect. Borrower hereby acknowledges and agrees that as of the date hereof, the outstanding principal balance of the Note is $600,000.00 and that Borrower is indebted to Lender for such amount under the Note, together with interest accrued and accruing thereon, plus costs, fees and expenses, as provided in the Note. Borrower hereby renews its covenant and agreement to pay the indebtedness evidenced by the Note in accordance with the terms and provisions thereof, as modified by this Amendment. Borrower further renews its covenant and agreement to perform, comply with and be bound by each and every of the other terms and provisions of the Note, as modified by this Amendment.

     5.  In  consideration  of  the  amendments   contained   herein,   Borrower
represents, warrants and agrees that (i) there are no claims, defenses or set-offs with respect to the Note, as amended by the terms of this Amendment, or with respect to the Security Agreement, or with respect to the Pledge Agreements, or with respect to the indebtedness evidenced or secured thereby or with respect to the collection or enforcement of any of them, (and to the extent any claim, set-off or defense exists, they are each hereby waived and relinquished in their entirety), (ii) no Event of Default, as defined in the Note, the Security Agreement, the Loan Agreement or any other document related to either of them or the loan evidenced thereby, and no event which with the lapse of time or the giving of notice or both would constitute such an Event of Default, has occurred; (iii) Lender has made no representations or commitments, oral or written, or undertaken any obligations other than as expressly set forth in this Amendment; and (iv) the making, delivery and performance by the Borrower of this Amendment and all instruments, documents and notes executed contemporaneously herewith, have been duly authorized by all necessary action, and this amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms.

     6. Each and every of the terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, personal representatives and assigns.

     BORROWER EXPRESSLY REPRESENTS AND WARRANTS TO THE BANK THAT IT (A) READ EACH AND EVERY PROVISION OF THIS INSTRUMENT; (B) HAS BEEN GIVEN THE OPPORTUNITY TO HAVE THIS INSTRUMENT REVIEWED BY COMPETENT LEGAL COUNSEL OF ITS OWN CHOOSING; AND (C) UNDERSTANDS, AGREES TO AND ACCEPTS THE PROVISIONS HEREOF.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]


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     IN WITNESS  WHEREOF,  THIS  AMENDMENT HAS BEEN EXECUTED AS OF THE DAY FIRST
ABOVE WRITTEN.



BORROWER:


SMITH-MIDLAND CORPORATION, A VIRGINIA CORPORATION

X
  ---------------------------------(SEAL)
   AUTHORIZED OFFICER                   ATTEST:
                                               ---------------------------------
                                                SECRETARY OR ASSISTANT SECRETARY




SMITH-MIDLAND CORPORATION, A DELAWARE CORPORATION, CO-BORROWER


By:
  ---------------------------------(SEAL)
   AUTHORIZED OFFICER                   ATTEST:
                                               ---------------------------------
                                                SECRETARY OR ASSISTANT SECRETARY




EASI-SET INDUSTRIES,INC., A VIRGINIA CORPORATION, CO-BORROWER


By:
  ---------------------------------(SEAL)
   AUTHORIZED OFFICER                   ATTEST:
                                               ---------------------------------
                                                SECRETARY OR ASSISTANT SECRETARY





SMITH-CAROLINA CORPORATION, A NORTH CAROLINA CORPORATION, CO-BORROWER


By:
  ---------------------------------(SEAL)
   AUTHORIZED OFFICER                   ATTEST:
                                               ---------------------------------
                                                SECRETARY OR ASSISTANT SECRETARY




CONCRETE SAFETY SYSTEMS, INC., A VIRGINIA CORPORATION, CO-BORROWER


By:
  ---------------------------------(SEAL)
   AUTHORIZED OFFICER                   ATTEST:
                                               ---------------------------------
                                                SECRETARY OR ASSISTANT SECRETARY




MIDLAND ADVERTISING & DESIGN, INC., A VIRGINIA CORPORATION, CO-BORROWER


By:
  ---------------------------------(SEAL)
   AUTHORIZED OFFICER                   ATTEST:
                                               ---------------------------------
                                                SECRETARY OR ASSISTANT SECRETARY